UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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NeoVolta, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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13651 Danielson Street, Suite A

Poway, California 92064

October 20, 2023

Dear Fellow Stockholder:

On behalf of the Board of Directors (the “Board”) and management of NeoVolta, Inc. (the “Company”), you are cordially invited to attend the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held at the Company’s offices located at 13651 Danielson Street, Suite A, Poway, CA, on Friday, December 8, 2023, at 2:00 P.M., Pacific Standard Time.

The attached Notice of the Annual Meeting (the “Notice”) and Proxy Statement describe in greater detail all of the formal business that will be transacted at the Annual Meeting.

The Company’s Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Annual Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” each director nominee, and “FOR” ratification of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. If any other business is properly presented at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.

We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” rules of the U.S. Securities and Exchange Commission. We believe this expedites stockholders’ receipt of proxy materials, lowers the Annual Meeting costs and conserves natural resources. As a result, we are mailing to many stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), rather than a paper copy of the Notice and Proxy Statement and 2023 Annual Report to Stockholders, which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023. The Notice of Internet Availability contains instructions on how to access the proxy materials online, vote online and obtain, if desired, a paper copy of our proxy materials. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability or on the website referred to in the Notice.

We encourage you to attend the Annual Meeting online, but if you are unable to attend, it is important that you vote in advance via the Internet, by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support.

Sincerely,

/s/ Brent Willson

Brent Willson

Chief Executive Officer

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13651 Danielson Street, Suite A

Poway, California 92064

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NeoVolta, Inc. (the “Company”) will be held at the Company’s offices located at 13651 Danielson Street, Suite A, Poway, CA, on Friday, December 8, 2023, at 2:00 P.M., Pacific Standard Time, for the following purposes:

1.	Election of Directors: To elect the following five (5) director nominees to the Board of Directors to serve for a one-year term ending at the 2024 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

•	Brent Willson	•	Susan Snow
•	Steve Bond	•	John Hass
•	James Amos

2.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” each of the director nominees, and “FOR” ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

Only stockholders of record as of the close of business on October 16, 2023 are entitled to receive notice of, to attend and to vote at the Annual Meeting. If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Annual Meeting and how to direct the vote of your shares, and you are welcome to attend the Annual Meeting in person, all as described in more detail in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Friday, December 8, 2023. The Proxy Statement, form of Proxy, and our 2023 Annual Report on Form 10-K for the year ended June 30, 2023, are available on the Internet at https://www.cstproxy.com/neovolta/2023 and on our corporate website at www.neovolta.com under “Investors—SEC Filings.”

By Order of the Board of Directors,

/s/ Brent Willson

Director and Chief Executive Officer

October 20, 2023

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	27
Policies and Procedures for Related Party Transactions	27
DELINQUENT SECTION 16(A) REPORTS	27
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023	28
Audit Fees and Services	28
Audit Fees	28
Audit-Related Fees	28
Tax Fees	28
All Other Fees	28
Audit Committee Pre-Approval Policies and Procedures	28
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING	29
Stockholder Proposals	29
Director Nominations	29
OTHER BUSINESS	29
STOCKHOLDERS SHARING THE SAME ADDRESS	30

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NEOVOLTA, Inc.

13651 Danielson Street, Suite A

Poway, California 92064

PROXY STATEMENT

GENERAL INFORMATION

For the 2023 Annual Meeting of Stockholders

To Be Held on Friday, December 8, 2023

Our Board of Directors is soliciting proxies to be voted at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s offices located at 13651 Danielson Street, Suite A, Poway, CA, on Friday, December 8, 2023, at 2:00 P.M., Pacific Standard Time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the “Notice”) and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about October 20, 2023.

As used in this Proxy Statement, the terms “Company,” “we,” “us,” “our” and “NeoVolta” refer to NeoVolta, Inc., and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Annual Meeting

What is the Notice of Internet Availability of Proxy Materials that I received in the mail and why am I receiving it?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability provides instructions either for accessing our proxy materials, including this Proxy Statement, the form of Proxy, and the 2023 Annual Report to Stockholders, which consist of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (the “2023 Annual Report”), at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically by e-mail. If you would like to receive a paper or e-mail copy of our proxy materials either for this Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability we mailed to you.

Our Board provided the Notice of Internet Availability and is making the proxy materials available to you in connection with the Annual Meeting, to be held on Friday, December 8, 2023. As a stockholder of record as of October 16, 2023 (the “Record Date”), you are invited to attend the Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Annual Meeting, the voting process, and certain other required information.

Can I access the Company’s proxy materials and 2023 Annual Report electronically?

Yes. The Proxy Statement, form of Proxy and our 2023 Annual Report are available at https://www.cstproxy.com/neovolta/2023. To view this material, you must have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a Notice of Internet Availability or set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had 33,236,091 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the five director nominees to be elected and one vote on each other matter to be voted on at the Annual Meeting.

What am I voting on?

You are voting on the following matters:

1.	Election of Directors: The election of five director nominees to the Board to serve for a one-year term ending at the 2024 Annual Meeting of Stockholders or until their successor is duly elected and qualified. Our director nominees are:

•	Brent Willson	•	Susan Snow
•	Steve Bond	•	John Hass
•	James Amos

2.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” each director nominee; and

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Annual Meeting.

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How many votes are required to hold the Annual Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, 33,236,091 shares of the Company’s common stock were issued and outstanding. The holders of a majority in voting power of the issued and outstanding shares entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Annual Meeting. If there is a quorum at the Annual Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

•	Election of Directors: Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	Ratification of the Appointment of Independent Auditors: The affirmative vote of the holders of at least the majority of the voting power present in person or represented by proxy at the Annual Meeting is necessary to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Proposal 2 (the ratification of the appointment of our independent registered public accounting firm) is a “routine” matter. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters. Proposal 1 (the election of directors) is a “non-routine” matter.

Shares represented by proxies that are marked vote “withheld” with respect to the election of any nominee for director will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares. Except as otherwise specified above, shares represented by proxies that are marked “abstain” with respect to any other matter to be voted upon at the Annual Meeting will not have an effect on the outcome of the vote.

How can I vote my shares in person and participate at the Annual Meeting?

If you plan to attend the Annual Meeting and vote in person on December 8, 2023, or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares. However, even if you plan to attend the Annual Meeting in person, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may vote by one of the following four methods as instructed on the Notice of Internet Availability:

•	Online at the Annual Meeting;

•	Via the Internet;

•	By telephone; or

•	By mail.

If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

How may I cast my vote over the Internet?

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, December 7, 2023 (the day before the Annual Meeting). Visit https://www.cstproxy.com/neovolta/2023 and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether Internet voting options are available.

How may a stockholder nominate someone at the Annual Meeting to be a director or bring any other business before the Annual Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) require advance notice to the Company if a stockholder intends to attend an annual meeting of stockholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a stockholder of record within the time period established in the Bylaws and described in each year’s Proxy Statement. See the section titled “Stockholder Proposals and Director Nominations for the 2024 Annual Meeting” below for additional information.

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How may I revoke or change my vote?

If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a new proxy card with a later date;

•	delivering written notice to our Corporate Secretary on or before 2:00 P.M. Pacific Time on December 8, 2023 (the Annual Meeting date and time), stating that you are revoking your proxy;

•	attending the Annual Meeting and voting your shares; or

•	if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and https://www.cstproxy.com/neovolta/2023 regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Are there any rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our Amended and Restated Articles of Incorporation or our Second Amended and Restated Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

Who will count the votes?

The inspector of election appointed for the Annual Meeting will receive and tabulate the ballots and voting instruction forms. The Board has appointed Continental Stock Transfer and Trust to serve as the inspector of election.

Where do I find the voting results of the Annual Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

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How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.neovolta.com under “Investors—Governance.” Our stockholders may also obtain written copies at no cost by writing to us at NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064, Attention: Corporate Secretary, or by calling (800) 364-5464.

How do I request electronic or printed copies of this and future proxy materials?

You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:

•	visiting https://www.cstproxy.com/neovolta/2023;

•	calling 1-888-266-6791; or

•	sending an email to proxy@continentalstock.com with “Proxy Materials NeoVolta, Inc.” in the subject line along with your control number. Please include your full name and address.

When requesting copies of proxy materials and other stockholder communications, you should have available the control number located on the Notice of Internet Availability or proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board has unanimously approved the nomination of Brent Willson, Steve Bond, James Amos, Susan Snow, and John Hass for election as directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are elected and have qualified. Our Board currently has five members.

Information about the principal occupations, business experience and qualifications of each of our director nominees is provided below under the heading “Qualifications of 2023 Director Nominees and Continuing Directors.”

Qualifications of 2023 Director Nominees and Continuing Directors

Brent Willson Age: 58 Director Since: 2018 Committees: None	Brent Willson has served as founder and a director and as our president and chief executive officer since our inception. Col Willson retired after more than 31 years of distinguished service with the United States Marine Corps, in December 2017. Col Willson rose to the rank of USMC Colonel where he was responsible for large acquisitions, security, facilities and infrastructure, and was an aviator. At the Office of the Secretary of Defense for Acquisition, Col Willson was responsible for managing the Defense Department’s $100 billion portfolio of helicopters and tilt-rotor aircraft. In January 2018, Col Willson served as a director and as president and chief executive officer of Holly Brothers Pictures, Inc., a crypto-currency company. Col Willson resigned from Holly Brothers Pictures, Inc. on November 15, 2019. Col Willson holds a BS in Business Administration, a Masters of Military Science, a Masters of National Security and Strategic Studies, and is a Level II Program Manager. Col Willson also holds all military pilots ratings and FAA multi-engine airplane/helicopter with instrument license. We believe Col Willson’s background in managing large portfolios and his educational background qualifies him to serve as a director of the Company.

Steve Bond Age: 49 Director Since: 2018 Committees: None	Steve Bond has served as a director and as our chief financial officer since May 2018. Over the last 15 years, Steve Bond has worked with over 100 companies as a consulting executive in finance, strategy and revenue growth. Mr. Bond resigned as a director and as chief financial officer of Holly Brothers Pictures, Inc., a crypto-currency company, on November 15, 2019. Mr. Bond has been active in the San Diego Rotary Club and served on the Board of Promises to Kids. Mr. Bond graduated Summa Cum Laude in Finance from San Diego State University in 2000. We believe Mr. Bond’s consulting experience and his educational background qualifies him to serve as a director of the Company.

James Amos Age: 76 Director Since: 2021 Committees: • Audit • Compensation • Nominating and Governance (Chair)	James Amos has served as a director since January 2021. Gen Amos was nominated by President Barack Obama in 2010, and confirmed by Congress, as the 35th Commandant of the U.S. Marine Corps, the highest-ranking officer in the Marine Corps. Upon retirement in 2014, he joined the Board of Directors of LORD Corporation, a global leader in motion and control technologies, and later served as its Chairman of the Board of Directors prior to its acquisition by Parker Hannifin in 2019. Gen Amos currently serves as a strategic advisor to the President of ST Engineering - North America, a member of the President of Huntington Ingalls Shipbuilding Strategic Advisory Panel, a member of NOVANT Health’s Board of Trustees, a member of the Board of Advisors for the Jewish Institute for National Security in America (JINSA), a member of Charlotte’s Veterans Bridge Home Advisory Board, as well as Founder of Windsock LLC. Gen Amos graduated from the University of Idaho in 1970 with a Bachelor of Science degree in finance and economics. Gen Amos previously served as Chairman of the Board of Directors of the Semper Fi Fund/America’s Fund. We believe Gen Amos’s leadership in both his military and civilian endeavors qualifies him to serve as a director of the Company.

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Susan Snow Age: 65 Director Since: 2022 Committees: • Audit (Chair) • Compensation • Nominating and Governance	Susan Snow has served as a director since July 2022. From January 2018 to December 2021, Ms. Snow served as Senior VP, Operations at Redhorse, a consulting firm specializing in contacts and relationships with U.S. governmental agencies. Previously, from May 2009 until January 2018, Ms. Snow was a principal at Transitional Finance Partners. Ms. Snow began her professional career and earned her CPA at KPMG, where she spent four years before leaving for a Chief Financial Officer role in private industry. Since December 2021, Ms. Snow has served as director of Creative Medical Technology Holdings, Inc. We believe Ms. Snow’s financial and corporate experience and expertise qualify her to serve as one of our directors.

John Hass Age: 53 Director Since: 2022 Committees: • Audit • Compensation (Chair) • Nominating and Governance	John Hass has served as a director since July 2022. Mr. Hass has served as the Chief Product Officer for Shoals Technologies Group, Inc., a Nasdaq-listed electrical Balance of Systems provider for solar, energy storage, and eMobility, since September 2021. Prior, he was Founder and CEO of ConnectPV, Inc., from January 2015 until September 2021, providing electrical Balance of Systems products to the utility scale solar and white labelling Residential Energy Storage systems for NeoVolta. Mr. Hass served as CEO of SolarBOS, also supporting electrical Balance of System products in the solar industry, from March 2013 through November 2014. Mr. Hass began his professional career at TEAL Electronics in 1994 and has a Bachelor of Science in Mechanical Engineering and a Masters in Business Administration from San Diego State University. We believe that John’s experience that spans almost three decades in power systems development, renewable energy and manufacturing qualify him to serve as one of our directors.

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Executive Officers Who are Not Serving as Directors

All of our executive officers are serving as directors of the Company. See the section titled “Qualifications of 2023 Director Nominees and Continuing Directors” above for information regarding each of our current executive officers of the Company, including their title, age, and brief biography describing each executive officer’s business experience. No executive officer has any family relationship with any other executive officer or any of our current directors.

Corporate Governance and Board Matters

We are committed to sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Certain features of our corporate governance practices are provided below.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, banking, real estate or technology. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders. When considering potential director candidates, our Board also considers the candidate’s character, judgment, diversity, skill set, specific business background and global or international experience in the context of our needs and those of the Board.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Col Willson and Mr. Bond, are independent as defined under the Nasdaq Rules.

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Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders.

Hedging and Pledging Policy

We do not permit our directors and employees to enter into hedging and monetization transactions or to engage in short sale transactions in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and, consequently impair their alignment with our stockholders’ interests.

We also do not permit our directors and executive officers to enter into pledging arrangements involving their shares of our common stock. We believe such arrangements present a risk that the individual could be pressured or forced to sell our stock to meet loan requirements, which we believe would be inconsistent with our belief in aligning their interests with long-term stockholder interests, and potentially could cause us reputational harm and violate internal policies regarding transacting in our stock when such person is aware of material nonpublic information or otherwise prohibited from trading in our common stock.

Leadership Structure

We do not currently have a chairperson of the board. Since the Company began its operations in 2018, Col Willson has served as our CEO.

We believe that independent and effective oversight of the Company’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board consists of a majority of independent directors, and the Board’s Audit, Compensation and Nominating and Governance Committees are composed solely of independent directors.

Diversity of Directors

The following table summarizes certain self-identified characteristics of our directors, utilizing the categories and terms set forth in applicable Nasdaq rules and related guidance:

Board Diversity Matrix (As of October 16, 2023)
Total Number of Directors	5
	Male	Female
Gender
Directors	4	1
Number of Directors who identify in Any of the Categories Below:
White	4	1

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Code of Ethics

Our Board of Directors has adopted a written Code of Business Conduct and Ethics applicable to all officers, directors and employees, which is available on our website at www.neovolta.com under “Governance Documents” within the “Corporate Governance” section. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of this Code and by posting such information on the website address and location specified above.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee are or have been one of our officers or employees. In addition, none of our executive officers serves or has served as a member of the Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Management and Oversight

Our Board oversees our risk management process, which is a company-wide approach to risk management that is carried out by our management. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their specific area of concern. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Stockholder Communications and Annual Meeting Attendance

Stockholders may communicate with our Board by contacting the Corporate Secretary, NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064. All communications will be forwarded directly to the Chairman for consideration.

The Board members are not required to attend our annual meetings of stockholders. However, all directors are encouraged to attend every annual meeting of stockholders as we believe that the annual meeting is an opportunity for stockholders to communicate directly with directors. We did not hold a formal annual meeting last year prior to our listing on the Nasdaq Stock Market.

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Committees of the Board of Directors

We established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found in the “Investors - Governance” section on our web site at www.neovolta.com.

The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of the Board committees are set forth below.

Audit Committee
Members: • Susan Snow (Chair) • John Hass • James Amos

Key Oversight Responsibilities:

•         overseeing the compensation and work of and performance by our independent auditor and any other registered public accounting firm performing audit, review or attestation services for us;

•         engaging, retaining and terminating our independent auditor and determining the terms thereof;

•         assessing the qualifications, performance and independence of the independent auditor;

•         evaluating whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence;

•         reviewing and discussing the audit results, including any comments and recommendations of the independent auditor and the responses of management to such recommendations;

•         reviewing and discussing the annual and quarterly financial statements with management and the independent auditor;

•         producing a committee report for inclusion in applicable SEC filings;

•         reviewing the adequacy and effectiveness of internal controls and procedures;

•         establishing procedures regarding the receipt, retention and treatment of complaints received regarding the accounting, internal accounting controls, or auditing matters and conducting or authorizing investigations into any matters within the scope of the responsibility of the audit committee; and

•         reviewing transactions with related persons for potential conflict of interest situations.

Meetings in fiscal 2023: four

✔ All members of the Audit Committee are independent

✔ All members of the Audit Committee are financially literate

✔ Ms. Snow is considered an “audit committee financial expert” with accounting or related financial management expertise in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) rules and regulations and NASDAQ rules

Compensation Committee
Members: • John Hass (Chair) • Susan Snow • James Amos

Key Oversight Responsibilities:

•         reviewing and recommending all elements and amounts of compensation for each executive officer, including any performance goals applicable to those executive officers;

•         reviewing and recommending for approval the adoption, any amendment and termination of all cash and equity-based incentive compensation plans;

•         once required by applicable law, causing to be prepared a committee report for inclusion in applicable SEC filings;

•         approving any employment agreements, severance agreements or change of control agreements that are entered into with the CEO and certain executive officers; and

•         reviewing and recommending the level and form of non-employee director compensation and benefits.

Our Chief Executive Officer reviews the performance of our other executive officers (other than himself) and, based on that review, our Chief Executive Officer makes recommendations to the Compensation Committee about the compensation of executive officers (other than himself). Our Chief Executive Officer does not participate in any deliberations or approvals by the Board or the Compensation Committee with respect to his own compensation.

Meetings in fiscal 2023: one

✔ All members of the Compensation Committee are independent ✔ All members of the Compensation Committee qualify as “nonemployee” directors within the meaning of Rule 16b-3 under the Exchange Act

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Nominating and Governance Committee
Members: • James Amos (Chair) • Susan Snow • John Hass

Key Oversight Responsibilities:

•         recommending persons for election as directors by the stockholders;

•         recommending persons for appointment as directors to the extent necessary to fill any vacancies or newly created directorships;

•         reviewing annually the skills and characteristics required of directors and each incumbent director’s continued service on the board;

•         reviewing any stockholder proposals and nominations for directors;

•         advising the board of directors on the appropriate structure and operations of the board and its committees;

•         reviewing and recommending standing board committee assignments;

•         developing and recommending to the board Corporate Governance Guidelines, a Code of Business Conduct and Ethics and other corporate governance policies and programs and reviewing such guidelines, code and any other policies and programs at least annually;

•         making recommendations to the board as to determinations of director independence; and

•         making recommendations to the board regarding corporate governance based upon developments, trends, and best practices.

Meetings in fiscal 2023: one

✔ All members of the Nominating and Governance Committee are independent

Selecting and Nominating Director Candidates

In carrying out its functions, the Nominating and Governance Committee develops qualification criteria for all potential nominees for election, including incumbent directors, board nominees and stockholder nominees to be included in the Company’s future proxy statements. These criteria may include the following attributes:

•	adherence to high ethical standards and high standards of integrity;
•	sufficient educational background, professional experience, business experience, service on other boards of directors and other experience, qualifications, diversity of viewpoints, attributes and skills that will allow the candidate to serve effectively on the Board and the specific committee for which he or she is being considered;
•	evidence of leadership, sound professional judgment and professional acumen;
•	evidence the nominee is well recognized in the community and has a demonstrated record of service to the community;
•	a willingness to abide by any published code of conduct or ethics for the Company and to objectively appraise management performance;
•	the ability and willingness to devote sufficient time to carrying out the duties and responsibilities required of a director;
•	any related party transaction in which the candidate has or may have a material direct or indirect interest and in which we participate; and
•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company and the interests of our stockholders.

The Nominating and Governance Committee also evaluates potential nominees for the Company’s Board to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with applicable SEC and NASDAQ rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the Nominating and Governance Committee considers the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise and other factors that may contribute to the effectiveness of the Company’s Board.

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Prior to nominating or, if applicable, recommending an existing director for re-election to the Company’s Board, the Nominating and Governance Committee considers and reviews the following attributes with respect to each sitting director:

•	attendance and performance at meetings of the Company’s Board and the committees on which such director serves;
•	length of service on the Company’s Board;
•	experience, skills and contributions that the sitting director brings to the Company’s Board;
•	independence and any conflicts of interest; and
•	any significant change in the director’s status, including with respect to the attributes considered for initial membership on the Company’s Board.

Board and Committee Meetings

Our Board held four meetings during fiscal year 2023. In fiscal year 2023, each incumbent director attended 100% of the aggregate of (1) the total number of meetings of the Board (held during the period for which that person served as a director) and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has (i) reviewed and discussed our consolidated audited financial statements for fiscal year ended June 30, 2023 with our management; (ii) discussed with MaloneBailey, LLP, our independent registered public accounting firm, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from MaloneBailey, LLP required by applicable requirements of the PCAOB regarding MaloneBailey, LLP’s communications with the Audit Committee concerning independence, and discussed with MaloneBailey, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended June 30, 2023 be included in our Annual Report on Form 10-K for the year ended June 30, 2023.

Audit Committee

By:	Susan Snow, Chair
John Hass
James Amos

ANNUAL REPORT TO STOCKHOLDERS

Our 2023 Annual Report has been made available to stockholders and is posted on our website www.neovolta.com under “Investors—SEC Filings.”

Additional copies of the 2023 Annual Report may be obtained without charge upon written request to Investor Relations, NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064.

The 2023 Annual Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of October 16, 2023:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our named executive officers and directors; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the date of this prospectus are counted as outstanding, although such shares are not counted as outstanding for computing the percentage ownership of any other person. The percentage of shares beneficially owned is computed on the basis of 33,236,091 shares of our common stock outstanding. Unless otherwise indicated, the address of each person listed below is c/o NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class (1)
Executive officers and directors:
Brent Willson	4,050,000(2)	12.2%
Steve Bond	750,000	2.4%
James F. Amos	98,357	*
Susan Snow	14,250	*
John Hass	20,357	*
All Executive Officers and Directors as a group (5 persons)	4,932,964	15.0%

*	Less than 1%.
(1)	Based on 33,236,091 shares to be outstanding as of October 16, 2023.
(2)	Includes shares held by Canmore International, Inc., an entity affiliated with Col Willson.

Compensation of Non-Employee Directors

Our non-employee directors received compensation either in the form of all stock, or a combination of cash and stock, at their election, beginning in the third quarter of 2022 in addition to reimbursement for travel costs to attend meetings. Each non-employee director receives the cash equivalent of $65,000 per year for being a member of the board, and no additional fees are paid to them for service on our Board committees. Calculation of the stock portion of fees elected by non-employee directors is made quarterly and such shares are issued annually. Payment of the cash portion of fees elected by non-employee directors is made by the Company quarterly.

The following table sets forth compensation paid or awarded to, or earned by, each of our directors (except for Col Willson and Mr. Bond, whose compensation is disclosed under “Executive Compensation—Summary Compensation Table” below) during 2023:

Name	Stock Awards	Fees earned or paid in cash	Total
James Amos(1)	$65,000	$–	$65,000
Susan Snow(2)	$45,500	$19,500	$65,000
John Hass(3)	$65,000	$–	$65,000

_____________________

(1)	Gen Amos received 20,357 shares of stock and zero cash for Board service in the year ended June 30, 2023.
(2)	Ms. Snow received 14,250 shares of stock and $19,500 of cash for Board service in the year ended June 30, 2023.
(3)	Mr. Hass received 20,357 shares of stock and zero cash for Board service in the year ended June 30, 2023.

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EXECUTIVE COMPENSATION

Our named executive officers named in the Summary Compensation Table (such executive officers are referred to herein as the “Named Executive Officers” or ”NEOs”) for 2023 and 2022, which consist of all individuals serving as our principal executive officer during the year and the Company’s one other most highly compensated executive officer, are:

•	Brent Willson, CEO; and
•	Steve Bond, CFO.

Summary Compensation Table

The following table shows the compensation awarded to or earned in the last two fiscal years by our NEOs. We did not have any other employees that received more than $100,000 in compensation during fiscal 2022 or 2023.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(2)	Total ($)
Brent Willson, Director	2023	165,000(1)	–	165,000
President and Chief Executive Officer	2022	153,750(1)	4,403,500	4,557,250

Steve Bond, Director and	2023	125,000(3)	–	125,000
Chief Financial Officer	2022	109,666 (3)	1,797,000	1,906,666

(1)	The amounts shown in the first column represents the payments made or accrued by the Company to Col Willson in the period from July 1, 2022 through June 30, 2023 and in the period from July 1, 2021 through June 30, 2022. Such payments were made to either Col Willson as an employee, or to his personal consulting company in its capacity as a contractor. See “Item 13. Certain Relationships and Related Transactions, and Director Independence” for additional information.

(2)	Represents the full grant date fair value of the stock awards and do not necessarily correspond to the actual value that may be realized by the holder.

In February 2022, we entered into a new employment agreement with our CEO pursuant to which we issued a restricted stock unit (“RSU”) award for up to 150,000 shares of our common stock upon achieving the following milestones (which achievements shall be determined by the Board): (i) Milestone 1 - Successfully complete an uplisting of our common stock in 2022 and continue his employment with our company until January 1, 2023: 50,000 shares; and (ii) Milestone 2 - Produce 2,000 ESSs in 2022 and continue his employment with our company until January 1, 2023: 100,000 shares. The full grant date fair value of the RSU award to our CEO in 2022 was $898,500. As of January 1, 2023, Milestone 1 was achieved, however, Milestone 2 was not achieved. The underlying 50,000 shares of common stock earned under Milestone 1 were issued to the CEO as of that date.

In February 2022, we entered into a new employment agreement with our CFO pursuant to which we issued our CFO an RSU award for up to 300,000 shares of our common stock upon achieving the following milestones (which achievements shall be determined by the Board): (i) Milestone 1 - Successfully complete an uplisting of our common stock in 2022 and continue his employment with our company until January 1, 2023: 250,000 shares; and (ii) Milestone 2 - successfully complete and file the Company’s Form 10-K for the year ended June 30, 2023 no later than September 29, 2023 and continue his employment with our company until January 1, 2024: 50,000 shares. The full grant date fair value of the RSU award to our CFO in 2022 was $1,797,000. Milestone 1 was achieved as of January 1, 2023, and the underlying 250,000 shares of common stock earned under Milestone 1 were issued to the CFO as of that date.

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Based upon the Company’s assessment of the probability of the CEO and CFO ultimately achieving each milestone specified under the RSU awards indicated above, the Company has calculated the grant date value of such awards and is amortizing it as stock compensation expense over the underlying performance periods. The Company has recognized total stock compensation expense applicable to such RSU awards in the year ended June 30, 2023 in the amount of $1,241,564, of which $179,700 is attributable to our CEO and $1,061,864 is attributable to our CFO.

In December 2021, the Company awarded a total of 500,000 shares of common stock to a company which is affiliated with Col Willson for reaching the necessary milestones of such affiliated company’s June 1, 2020 contractor agreement with the Company (see “Narrative Disclosure to Summary Compensation Table” below). The Company valued the stock awards at a total amount of $3,505,000 based on the year-end 2021 public quoted price of $7.01 per share, as reported on the OTCQB Market. For the 500,000 shares awarded to Col Willson’s affiliated company, the Company immediately amortized $3,505,000 as a non-cash charge to expense as such shares were considered to have been earned by him under the Company’s milestone incentive compensation program, as of December 31, 2021. Effective April 1, 2022, we terminated such contractor agreement and entered into a new employment agreement with Col Willson, pursuant to which we issued him a restricted stock unit (“RSU”) award for up to 150,000 shares of our common stock upon achieving certain milestones. Based upon the Company’s assessment of the probability of Col Willson ultimately achieving each milestone specified under the RSU awards, the Company has calculated the grant date value of such awards and is amortizing it as stock compensation expense over the underlying performance periods. As of June 30, 2022, the Company has recognized stock compensation applicable to such RSU awards to Col Willson in the amount of $119,800. Effective March 1, 2022, we also entered into a new employment agreement with Mr. Bond, pursuant to which we issued him a RSU award for up to 300,000 shares of our common stock upon achieving certain milestones. Based upon the Company’s assessment of the probability of Mr. Bond ultimately achieving each milestone specified under the RSU awards, the Company has calculated the grant date value of such awards and is amortizing it as stock compensation expense over the underlying performance periods. As of June 30, 2022, the Company has recognized stock compensation applicable to such RSU awards to Mr. Bond in the amount of $653,455.

(3)	The amounts shown in the first column represents the payments made or accrued by the Company to Mr. Bond in the period from July 1, 2022 through June 30, 2023 and in the period from July 1, 2021 through June 30, 2022. Such payments were made to Mr. Bond in his capacity as an employee since March 1, 2022, and as a contractor prior thereto.

Narrative Disclosure to Summary Compensation Table

General

We have compensated our NEOs through a combination of base salary and equity awards. Each of our NEOs has substantial responsibilities relating to our day-to-day operations.

Base Salary

The Compensation Committee reviews and approves base salaries of our NEOs. In setting the base salary of each NEO for the periods presented above, the Compensation Committee relied on market data. The Compensation Committee also may retain independent consultants as it deems appropriate. Salary levels are typically considered annually as part of our regularly scheduled performance review process and otherwise upon a promotion or other change in job responsibility.

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Equity Awards

The stock option awards reflected in the table above were issued pursuant to the 2019 Stock Plan, which, as described more fully below, allows the Compensation Committee to establish the terms and conditions of the awards, subject to the plan terms. In February 2019, we adopted the 2019 Stock Plan, which permits either the Compensation Committee or our entire Board, for the period prior to the establishment of the Compensation Committee, to grant stock options. We believe these awards to our executive officers help align the interests of management and our stockholders and reward our executive officers for improved Company performance.

401(k) Retirement Plan

The Company participates in a 401(k) plan that allows all employees, including NEOs, to contribute part of their compensation, up to specified IRS limitations. For fiscal 2023, the Company did not provide any matching contributions to the 401(k) plan.

Health and Welfare Benefits

Our NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, and basic group life insurance coverage. The purpose of our employee benefit plans is to help us attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

Executive Agreements

Employment Agreement with Brent Willson, CEO

We entered into an employment agreement with Colonel Brent Willson, effective April 1, 2022, pursuant to which Col Willson agreed to continue to serve as our Chief Executive Officer and President. The initial term of the employment agreement was one year and is automatically renewable for additional one-year terms unless either party chooses not to renew the agreement. The agreement provides for an initial annual salary of $165,000. Pursuant to the agreement, we issued Col Willson a restricted stock unit award for up to 150,000 shares of our common stock upon achieving the following milestones (which achievements shall be determined by the Board): (i) Milestone 1 - Successfully complete the uplisting offering in 2022 (which occurred in July 2022) and continue his employment with our company until January 1, 2023: 50,000 shares (these shares were issued January 1, 2023); and (ii) Milestone 2 - Produce 2,000 ESSs in 2022 and continue his employment with our company until January 1, 2023: 100,000 shares. Any shares of common stock issued pursuant to the foregoing restricted stock unit award shall be subject to a further lock-up arrangement restricting the sale of such shares of common stock to 25% of the total shares issued on the three-, six-, nine- and twelve-month anniversary of issuance. If Col Willson’s employment is terminated at our election without “cause” (as defined in the agreement), Col Willson shall be entitled to receive severance payments equal to three months of Col Willson’s base salary. Col Willson will agree not to compete with us until twelve months after the termination of his employment.

Employment Agreement with Steve Bond, CFO

In February 2022, we entered into a new employment agreement with Steve Bond pursuant to which Mr. Bond agreed to continue to serve as our Chief Financial Officer, effective March 1, 2022. The initial term of the employment agreement is one year and will be automatically renewable for additional one-year terms unless either party chooses not to renew the agreement. The agreement provides for an initial annual salary of $125,000. Pursuant to the agreement, we issued Mr. Bond a restricted stock unit award for up to 300,000 shares of our common stock upon achieving the following milestones (which achievements shall be determined by the Board): (i) Milestone 1 - Successfully complete the uplisting offering in 2022 (which occurred in July 2022) and continue his employment with our company until January 1, 2023: 250,000 shares (these shares were issued January 1, 2023); and (ii) Milestone 2 - successfully complete and file the Company’s Form 10-K for the year ended June 30, 2023 no later than September 29, 2023 and continue his employment with our company until January 1, 2024: 50,000 shares. If Mr. Bond’s employment is terminated at our election without “cause” (as defined in the agreement), Mr. Bond shall be entitled to receive severance payments equal to three months of Mr. Bond’s base salary. Mr. Bond will agree not to compete with us until twelve months after the termination of his employment.

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Independent Contractor Agreement with Canmore International, Inc.

Effective June 1, 2020, we entered into a second amended and restated independent contractor agreement with Canmore International, Inc., which is affiliated with Col Willson. The agreement provided for a term of two years. This agreement terminated on March 31, 2022. Pursuant to the agreement, we agreed to pay Canmore cash fees of $4,167 per month. In addition, pursuant to the original agreement, Canmore International, Inc is entitled to receive up to 2,250,000 shares of common stock upon achieving the following milestones (which achievement shall be determined by the Board): (i) Milestone 1 - design, engineer and submit for certification two-battery augmentation system (NV24) to the NV14 ESS: 750,000 shares; (ii) Milestone 2 - Sell a minimum of 300 NV14s in 2020: 750,000 shares; (iii) Milestone 3 - obtain a distributor agreement with distributor who purchases a minimum of 500 NV14s through 2021: 750,000 shares. As indicated in footnote (2) to the Summary Compensation Table above, Canmore successfully reached Milestones 1 and 2 as of December 2020, therefore, the Company awarded Canmore a total of 1,500,000 shares of common stock. Canmore partially achieved Milestone 3, as of December 2021 such that 500,000 shares (two-thirds of possible 750,000 shares) were awarded to Canmore for service in 2021 under this agreement.

Amended and Restated Independent Contractor Agreement with Steve Bond

Effective October 4, 2021, we entered into an amended and restated independent contractor agreement with Steve Bond. Pursuant to the agreement, we agreed to pay Mr. Bond cash fees of $9,000 per month. This agreement was terminated upon execution of the employment agreement described above. Pursuant to the amended and restated independent contractor agreement, Mr. Bond was entitled to receive 100,000 shares each fiscal year as follows (for which achievement shall be determined by the Board): (i) 50,000 shares of common stock if all monthly financials are completed and filed on time; and (ii) 50,000 shares of common stock if the annual audits are completed on time. As indicated in footnote (2) to the Summary Compensation Table above, Mr. Bond successfully reached the two milestones with respect to the fiscal year ended June 30, 2020, as of December 2020, therefore, the Company awarded Mr. Bond a total of 100,000 shares of common stock. In connection with the termination of the amended and restated independent contractor agreement discussed above, Mr. Bond agreed that he was not entitled to any further compensation pursuant to the amended and restated independent contractor agreement for 2021.

2019 Stock Plan

In February 2019, we adopted the NeoVolta, Inc. 2019 Stock Plan (the “2019 Plan”). The Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards and stock unit awards to key employees and non-employee directors. The purpose of the Plan is to recognize contributions made to our Company by key employees and non-employee directors and to provide them with additional incentive to achieve the objectives of our Company. The following is a summary of the Plan.

Administration. The 2019 Plan is administered by our board of directors or, once established, the compensation committee of the board of directors (we refer to the body administering the 2019 Plan as the “Committee”). The Committee has full authority to select the individuals who will receive awards under the 2019 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

Limit on Non-Employee Director Compensation. Under the 2019 Plan, the following limits apply to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2019 Plan and cash fees paid to such non-employee director, will not exceed $300,000 in total value. For purposes of these limitations, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

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Number of Shares of Common Stock. The number of shares of the common stock that may be issued under the 2019 Plan is 2,500,000. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2019 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2018 Plan. The number of shares of common stock issuable under the 2019 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2019 Plan. No award granted under the 2019 Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees designated as key employees for purposes of the 2019 Plan, all non-employee directors and consultants are eligible to receive awards under the 2019 Plan.

Awards to Participants. The 2019 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2019 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2019 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the 2019 Plan was adopted.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

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Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2019 Plan or any award agreement, in the event of a “Change in Control” of the company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2019 Plan; Term of the 2019 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the 2019 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the 2019 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.)

No awards may be granted under the 2019 Plan on or after the tenth anniversary of the initial effective date of the 2019 Plan.

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Outstanding Equity Awards

The following table sets forth certain information concerning our outstanding equity awards for our named executive officers on June 30, 2023.

Outstanding Equity Awards at Fiscal Year-End - 2023

Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Brent Willson	–	–	–	–
Steve Bond	–	–	50,000 (2)	161,500

(1)	Based on the closing price of the Company’s common stock on June 30, 2023, of $3.23.
(2)	Consists of an RSU award that vests upon the filing of our Form 10-K for the year ended June 30, 2023 no later than September 29, 2023 and the continued employment of Mr. Bond until January 1, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our audit committee charter provides that our audit committee is responsible for reviewing and approving in advance any related party transaction. This will cover, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In determining whether to approve a proposed transaction, our Audit Committee will consider all relevant facts and circumstances including: (i) the materiality and character of the related party’s direct or indirect interest; (ii) the commercial reasonableness of the terms; (iii) the benefit or perceived benefit, or lack thereof, to us; (iv) the opportunity cost of alternate transactions; and (v) the actual or apparent conflict of interest of the related party.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding shares of common stock to file reports with the SEC disclosing their ownership of common stock at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Based solely on a review of copies of such reports furnished to us, or on written representations that no reports were required, we believe that all directors, executive officers and holders of more than 10% of the common stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended June 30, 2023, except: (i) one transaction on a Form 4 for Gen Amos was filed one day late on November 2, 2023.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2024

Stockholders will also be asked to ratify the Audit Committee’s appointment of MaloneBailey, LLP to audit the books and accounts of the Company for the fiscal year ended June 30, 2024. MaloneBailey, LLP has served as the Company’s independent registered public accounting firm since inception.

A representative of MaloneBailey, LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Audit Fees and Services

Aggregate fees for professional services rendered by MaloneBailey, LLP for their services for the fiscal years ended June 30, 2023 and 2022, respectively, were as follows:

	2023	2022
Audit Fees	$119,818	$103,975
Audit-related fees	35,000	60,000
Tax fees	2,500	2,300
All other fees	–	–
TOTAL	$157,318	$166,275

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for reviews of registration statements as well as assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

All services provided by the independent auditors during the years ended June 30, 2022, and 2023 were approved by the Audit Committee in accordance with our pre-approval policy and applicable SEC regulations.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING

Stockholder Proposals

Business must be properly brought before an annual meeting in order to be considered by stockholders. Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2024 Annual Meeting of stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than June 22, 2024, which is 120 days prior to the anniversary date that we released the notice of meeting and this Proxy Statement to our stockholders for the Annual Meeting, and must meet all other requirements for inclusion in the proxy statement.

As provided in our Bylaws, if a stockholder intends to present a proposal for new business to be considered at the 2024 Annual Meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company at our principal executive offices no earlier than June 22, 2024, which is 120 days prior to the anniversary date that we released the notice of meeting and this Proxy Statement to our stockholders for the Annual Meeting.

Director Nominations

The Company’s Bylaws govern the submission of nominations for directors that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy materials. To nominate a director under our Bylaws, stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices not less than 120 days prior to the one-year anniversary date of the Company’s notice of meeting and this Proxy Statement, the notice must contain the information required by our Bylaws, and the stockholder must be entitled to vote and comply with other applicable requirements set forth in our Bylaws. Accordingly, we must receive notice of director nominations proposed by stockholders pursuant to our Bylaws for the 2024 Annual Meeting of Stockholders no later than June 22, 2024.

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act to comply with the universal proxy rules. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Annual Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Annual Meeting for any reason.

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STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement, the 2023 Annual Report and other proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement, the 2023 Annual Report, and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement, the 2023 Annual Report, and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement, the 2023 Annual Report or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement, the 2023 Annual Report or other proxy materials, please send your request to Investor Relations, NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064 or call the Company with your request at (800) 364-5464.

By Order of the Board of Directors,

/s/ Brent Willson

Director and Chief Executive Officer

October 20, 2023

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23260 Neovolta Proxy Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

NEOVOLTA, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 7, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. Election of Directors

Nominees	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Brent Willson (2) Steve Bond (3) James Amos (4) Susan Snow (5) John Hass	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. Ratification of appointment of MaloneBailey LLP as the Company's independent registered public accounting.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**, 2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

23260 Neovolta Proxy Card Rev1 Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The 2023 Proxy Statement and the 2023 Annual Report to Shareholders are available at: https://www.cstproxy.com/neovolta/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NEOVOLTA, INC.

The undersigned appoints Brent Willson and Steve Bond, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of NeoVolta, Inc. held of record by the undersigned at the close of business on October 16, 2023 at the Annual Meeting of Stockholders of NeoVolta, Inc. to be held on December 8, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)